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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Nuevo Energy Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
KPMG LLP

Houston, Texas
September 25, 2000